EXHIBIT 10.41














                               FIRST AMENDMENT TO
                      CONTRACT OF SALE AND LEASE AGREEMENT


                              PRITCHARD SQUARE LLC


                                   - Seller -


                            OLP BROOKLYN PAVILION LLC


                                  - Purchaser -


                           PRITCHARD SQUARE CINEMA LLC


                                   - Tenant -


                              as of August 9, 2002






                                                               Pavilion Theatre
                                                          188 Prospect Park West
                                                              Brooklyn, New York

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           FIRST AMENDMENT TO CONTRACT OF SALE AND TO LEASE AGREEMENT


         This FIRST AMENDMENT TO CONTRACT OF SALE AND LEASE AGREEMENT (this "Amendment") is made and entered into as of the 9th day of August, 2002 by and between Pritchard Square LLC, a New York limited liability company having an address at 188 Prospect Park West, Brooklyn, New York 11215 ("Seller"), OLP Brooklyn Pavilion LLC, a Delaware limited liability company having an office at Suite 303, 60 Cutter Mill Road, Great Neck, New York 11021 (`Purchaser") and Pritchard Square Cinema LLC, a New York limited liability company having an address at 188 Prospect Park West, Brooklyn, New York (`Tenant").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Seller and Purchaser entered into that certain Contract of Sale calling for the sale and purchase and leaseback by Tenant of the Premises therein defined (the "Contract of Sale");

         WHEREAS, Seller previously had a temporary certificate of occupancy for the Premises which during Purchaser's Due Diligence Period the parties learned that such temporary certificate of occupancy had expired but Seller has an approved application in place with the Buildings Department for the completion of the Premises;

         WHEREAS, Seller previously obtained Public Assembly permits for certain of the theatres within the Premises and has applied for such permits in respect of the remaining theatres;

         WHEREAS, upon learning of the expiration of the temporary certificate of occupancy and in order to address the situation, Seller had two (2) separate licensed architectural firms inspect the governmental filings, the existing plans and specifications for the Premises and the condition of the Premises itself;

         WHEREAS, Seller had its architect resubmit its as-built building plans for the Premises as it exists today with the Buildings Department and such plans were approved in writing by the City of New York Buildings Department on August 7, 2002 and on account of such approval by the Buildings Department and the results of the inspection of the Premises by Seller's two (2) licensed architectural firms, Seller believes to the best of its knowledge and hereby represents and warrants to Purchaser that the physical condition of the Premises complies in all material respects with applicable law (other than for certain permitting items as herein reference) and is safe and suitable for occupancy;

         WHEREAS, Seller previously obtained a written waiver by the City of New York Buildings Department of the compliance by the Premises with the provisions of Local Law 58;

         WHEREAS,   during  such  inspections  by  Seller's  architects  and  by
Purchaser, the parties have agreed that certain improvements to the Premises are advisable as herein set forth; and

         WHEREAS, Seller and Purchaser wish to amend the Contract of Sale as herein set forth and Purchaser and Tenant wish to express certain agreements



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they have  reached in respect of the  Master  Lease all in  accordance  with the terms hereof in order to set up a specific procedure to provide for the formal compliance by the Premises with all permitting requirements and the improvement to the safety systems and handicapped accessibility to the Premises.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

     1. IMPROVEMENT HOLDBACK. A. Seller agrees that in addition to the $500,000 holdback from the purchase price for the Landlord Construction Allowance for the Additional Theatre, Purchaser shall holdback from the purchase price an additional $500,000 (the "Improvement Holdback"). The parties agree that the Improvement Holdback will be disbursed in accordance with the following:

               i. Provided there shall be no default beyond applicable notice and grace period under the Master Lease (which has not been fully cured) and provided that any violations against the Premises in respect thereto have been paid in full and satisfied of record, Purchaser shall disburse to Seller $250,000 upon the receipt by Purchaser of (i) a valid temporary certificate of occupancy for all eight (8) existing theatres at the Premises (the "TCO") and
(ii) valid Public Assembly permits (collectively, the "permits") for the occupancy of all existing eight (8) theatres indicating a total seating capacity of no less than 990 seats (provided that Tenant has indicated that one (1) of the theatres may not need a Public Assembly permit under applicable law due to it having only 54 seats and Purchaser agrees that so long as Tenant can establish to Purchaser's reasonable satisfaction that no Public Assembly permit would be required for such theatre, then the receipt of Public Assembly permits for the remaining seven (7) theatres with 936 seats shall suffice for purposes hereof as the "Permits"). Tenant agrees to diligently pursue, at its sole cost and expense, the receipt of the TCO and Permits as expeditiously as reasonably possible and agrees that (x) Tenant shall pay to Purchaser as additional rent under the Master Lease $50,000 per month starting February 9, 2003 and on the 9th day of each month thereafter that the TCO and Permits have not been issued by the applicable governmental authorities and received by Purchaser and any attendant violations of record have not been paid in full and satisfied of record and (y) that it shall constitute an event of default under the Master Lease (not requiring additional notice or grace period and allowing Purchaser to pursue its right thereunder and to retain the remaining portion of the Landlord Construction Allowance and the Improvement Holdback) if a permanent certificate of occupancy for the entire Premises (consisting of eight (8) theatres or if the Additional Theatre is built nine (9) theatres) and the Permits have not been received and any attendant violations of record have not been paid in full and satisfied of record within eighteen (18) months from the date hereof.

               ii. Provided there shall be no default beyond applicable notice and grace period under the Master Lease (which has not been fully cured) and provided that any violations against the Premises in respect thereto have been paid in full and satisfied of record, Purchaser shall disburse to Seller $125,000 upon the completion of (i) the Elevator (hereafter defined), (ii) the Fire System (hereafter defined) and (iii) the Doorways (hereafter defined). For purposes hereof, "completion" shall mean that the Elevator, Fire System and Doorways and all attendant modifications to the Premises have been (x) finished being constructed or installed, as the case may be, in accordance with plans and specifications therefor that have been approved of in writing by Purchaser (which approval shall not be unreasonably withheld), (y) paid for in full by


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Tenant and  Purchaser  shall have  received  original lien waivers in recordable form acknowledging such payment and (z) all permits, approvals, certificates or inspections as may be required under applicable law, rule or regulation have been received and delivered to Purchaser. Tenant agrees to deliver to Purchaser preliminary plans and specifications within thirty (30) days of the date hereof. Purchaser shall, within seven (7) business days of its receipt of such plans and specifications, either give its written consent thereto or if Purchaser shall have an objection then it shall give such objection in writing to Tenant. Purchaser agrees to act reasonably in respect of its approval of the plans and specifications. Tenant shall make any revisions reasonably required by Purchaser within seven (7) days of its receipt of the request therefor from Purchaser. This process will continue until the plans and specifications have been approved of in writing by Purchaser (which approval shall not be unreasonably withheld). Upon the earlier to occur of (a) ten (10) days after the receipt of the TCO and Permits or (b) ninety (90) days from the date hereof, Tenant shall submit the approved plans and specifications to the applicable building authority for work or similar permits and approvals and Tenant agrees to make such modifications to the plans and specifications as required by applicable governmental authorities (but only upon notice to Purchaser). Promptly following receipt of all necessary work permits or similar approvals, Tenant shall cause the Elevator, Fire System and Doorways and related modifications to the Premises to be constructed in good condition and in full compliance with all laws, rules and regulations. Tenant agrees to cause such construction or installation to be done as expeditiously as reasonably possible and agrees that it shall constitute an event of default under the Master Lease (not requiring additional notice or grace period and allowing Purchaser to pursue its right thereunder and to retain the remaining portion of the Landlord Construction Allowance and the Improvement Holdback) if such construction and installation is not completed in a prompt manner but in any event no later than eighteen (18) months from the date hereof (or six (6) months in respect of the Fire System and the Doorways). Notwithstanding anything to the contrary herein, Tenant agrees to cause the Elevator, Fire System and/or Doorways to be installed as soon as is possible in the event any governmental authority shall request same in writing or issue a violation against the Premises for lack thereof or in the event that any insurance company, Board of Underwriters or similar authority shall require same in order for its insurance to remain in full force and effect. For purposes hereof, the term "Elevator" shall mean an automatic elevator that is handicapped accessible and approved serving all levels at the Premises in order to make the entire Premises handicapped accessible. For purposes hereof, the term "Fire System" shall mean a Class E Fire Safety System or such higher (but not lower) level fire safety system as may be required by applicable law; Tenant's architect has indicated to Purchaser that the Premises does not need a fire safety system under applicable law but Tenant and Purchaser have agreed that for the installation of one as herein provided for additional safety precautions for the Premises. For purposes hereof, the term "Doorways" shall mean the replacement of all doors and appurtenant locking mechanisms in the Premises with a minimum of two (2) hour fire retardant doors and appurtenant locking and opening mechanisms (or such higher retardancy period as may be required by applicable law, rule or regulation) and the widening, reconfiguring and/or reconstruction of those doorways, entrances or exits at the Premises that are required to be widened, reconfigured or reconstructed under applicable law or in the reasonable opinion of either Purchaser's or Tenant's licensed architects should be widened, reconfigured or reconstructed so as to best improve the access to the Premises and the egress from the Premises both for safety purposes and for handicapped accessibility.

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               iii.  Provided there shall be no default beyond applicable notice and grace period under the Master Lease (which shall not have been fully cured) and provided that any violations against the Premises in respect thereto have been paid in full and satisfied of record, Purchaser shall disburse to Tenant the final $125,000 upon the receipt by Purchaser of a written waiver by the City of New York's Mayor's Office for People with Disabilities of the entire Premises with the provisions of City of New York Local Law 58 (the "Waiver"). Tenant agrees that it shall constitute an event of default under the Master Lease (not requiring additional notice or grace period and allowing Purchaser to pursue its
right   thereunder  and  to  retain  the  remaining   portion  of  the  Landlord
Construction Allowance and the Improvement Holdback) if the Waiver is not received by Purchaser within eighteen (18) months from the date hereof.

          B. Seller and Tenant agree that all work required hereinabove shall be done as expeditiously as reasonably possible, in compliance with all applicable laws and will be fully paid for by Seller or Tenant. Seller and Tenant agree that in connection with the performance of the work herein referenced, that they shall obtain (at their sole cost and expense) customary warranties on the items installed and the construction work (as reasonably approved by Purchaser). Tenant further agrees that, at its sole cost and expense after construction and installation of the Elevator and Fire System, Tenant shall obtain a customary service contract on such items and shall maintain same throughout the term of the Lease (from such companies and on such terms as are reasonably satisfactory to Purchaser). Notwithstanding anything to the foregoing, Tenant is and remains obligated to comply in all respects with all applicable local, state and federal law, rule or regulation in respect of the operation and condition of the Premises. In addition, Seller and Tenant agree that they shall give a copy of any filings (together with all appurtenant plans or other documentation) they propose to make with any governmental authority to Purchaser at least two (2) business days prior to such filing for Purchaser's approval, such approval not to be unreasonably withheld.

     2. ADDITIONAL THEATRE. Purchaser and Tenant agree that the reference to an outside date of May 31, 2007 in Paragraph 9.4 of the Master Lease for the completion of the Additional Theatre is hereby shortened to be November 9, 2003.

     3. MISCELLANEOUS. A. Except as modified hereby, the Contract of Sale and the Master Lease remain in full force and effect.

          B. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Contract of Sale, unless the context shall otherwise clearly require.

          C. Tenant acknowledges and agrees that a default by either Seller or Tenant of any of their obligations hereunder shall constitute an event of default under the Master Lease. Completion dates herein provided are time of the essence as provided in the Master Lease and are not subject to Force Majeure generally but may be extended solely due to a delay that can be directly attributed to an act of war or terrorism in the New York City metropolitan area following the date hereof. Tenant understands and agrees that none of the circumstances herein set forth shall in any manner allow it to abate any portion of its rent under the Master Lease. Seller and Tenant represent and warrant the recitals hereinabove are true to the best of their knowledge.



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         IN WITNESS  WHEREOF,  the undersigned  have duly executed and delivered this First Amendment as of the date first hereinabove written.

PRITCHARD SQUARE LLC, as Seller


By:           /s/ Norman Adie
   --------------------------------------------------
Name:      Norman Adie
     ------------------------------------------------
Title:        Member
      -----------------------------------------------

OLP BROOKLYN PAVILION LLC, as Purchaser
by:  OLP-MTC Holdings, LLC, its sole member
by:  OLP Movies LLC, its manager
by:  One Liberty Properties, Inc. its sole member


By:          /s/ Mark H. Lundy
   --------------------------------------------------
Name:     Mark H. Lundy
     ------------------------------------------------
Title:       Vice President
      -----------------------------------------------



PRITCHARD SQUARE CINEMA LLC, as Tenant


By:           /s/ Norman Adie
   --------------------------------------------------
Name:      Norman Adie
     ------------------------------------------------
Title:        Member
      -----------------------------------------------


/s/ Norman Adie
-----------------------------------------------------
Norman  Adie,  personally  as  guarantor to confirm
that his guaranty of the Master Lease  includes
the guaranty of the  covenants of Tenant herein provided





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